Exhibit 10.3

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of September 1, 2020, is entered into by and among Flying Eagle Acquisition Corp., a Delaware corporation (“Acquiror”), FEAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Acquiror (“Merger Sub”), and the stockholder of the Company (as defined below) set forth on the signature page hereto (the “Stockholder”).

RECITALS

WHEREAS, concurrently herewith, Acquiror, Skillz Inc., a Delaware corporation (“Company”), Merger Sub and Andrew Paradise, solely in his capacity as the stockholder representative, are entering into an Agreement and Plan of Merger (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Merger”);

WHEREAS, as of the date hereof, the Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of the shares of Company Capital Stock set forth on the signature page of this Agreement (collectively, the “Owned Shares”; the Owned Shares and any additional shares of Company Capital Stock (or any securities convertible into or exercisable or exchangeable for Company Capital Stock) in which the Stockholder acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, the “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of Acquiror and Merger Sub to enter into the Merger Agreement, the Stockholder is entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Acquiror, Merger Sub and the Stockholder hereby agree as follows:

1.             Agreement to Vote. Subject to the earlier termination of this Agreement in accordance with Section 3 and the last paragraph of this Section 1, the Stockholder, solely in his, her or its capacity as a stockholder of the Company, irrevocably and unconditionally agrees, and agrees to cause any other holder of record of any of the Stockholder’s Covered Shares, to validly execute and deliver to the Company in respect of all of the Stockholder’s Covered Shares, on (or effective as of) the third (3rd) Business Day following the date that the Registration Statement becomes effective, the written consent that will be solicited by the Company from the Stockholder pursuant to the Merger Agreement to obtain the Company Requisite Approval. In addition, subject to the last paragraph of this Section 1, prior to the Termination Date (as defined herein), the Stockholder, in his, her or its capacity as a stockholder of the Company, irrevocably and unconditionally agrees that, at any other meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and in connection with any written consent of stockholders of the Company, the Stockholder shall, and shall cause any other holder of record of any of the Stockholder’s Covered Shares to:

(a)            when such meeting is held, appear at such meeting or otherwise cause the Stockholder’s Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b)            vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Stockholder’s Covered Shares owned as of the record date for such meeting (or the date that any written consent is executed by the Stockholder) in favor of the Merger and the adoption of the Merger Agreement and any other matters necessary or reasonably requested by the Company for consummation of the Merger and the other transactions contemplated by the Merger Agreement; and

(c)            vote (or execute and return an action by written consent), or cause to be voted at such meeting, or validly execute and return and cause such consent to be granted with respect to, all of the Stockholder’s Covered Shares against any Acquisition Proposal and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Stockholder contained in this Agreement.

The obligations of the Stockholder specified in this Section 1 shall apply whether or not the Merger or any action described above is recommended by the Company Board or the Company Board has previously recommended the Merger but changed such recommendation.

2.              No Inconsistent Agreements. The Stockholder hereby covenants and agrees that the Stockholder shall not, at any time prior to the Termination Date, (i) enter into any voting agreement or voting trust with respect to any of the Stockholder’s Covered Shares that is inconsistent with the Stockholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of the Stockholder’s Covered Shares that is inconsistent with the Stockholder’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3.              Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the time this Agreement is terminated upon the mutual written agreement of Acquiror, Merger Sub and the Stockholder (the earliest such date under clause (i), (ii) and (iii) being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 10 through 21 shall survive the termination of this Agreement.

4.              Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Acquiror as to itself as follows:

(a)            The Stockholder is the only record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Covered Shares, free and clear of Liens other than as created by this Agreement or the organizational documents of the Company (including, for the purposes hereof, any agreements between or among stockholders of the Company). As of the date hereof, other than the Covered Shares, the Stockholder does not own beneficially or of record any shares of capital stock of the Company (or any securities convertible into shares of capital stock of the Company) or any interest therein.

(b)            The Stockholder (i) except as provided in this Agreement, has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Stockholder’s Covered Shares, (ii) has not entered into any voting agreement or voting trust with respect to any of the Stockholder’s Covered Shares that is inconsistent with the Stockholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of the Stockholder’s Covered Shares that is inconsistent with the Stockholder’s obligations pursuant to this Agreement and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

(c)            The Stockholder affirms that (i) if the Stockholder is a natural person, he or she has all the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby, and (ii) if the Stockholder is not a natural person, (A) it is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization and (B) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby . This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(d)            Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Stockholder from, or to be given by the Stockholder to, or be made by the Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by the Stockholder of this Agreement, the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Merger Agreement.

(e)            The execution, delivery and performance of this Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Merger Agreement will not, constitute or result in (i) a breach or violation of, or a default under, the limited liability company agreement or similar governing documents of the Stockholder (if the Stockholder is not a natural person), (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on any of the properties, rights or assets of the Stockholder pursuant to any Contract binding upon the Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 4(d), under any applicable Law to which the Stockholder is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon the Stockholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

(f)             As of the date of this Agreement, there is no action, proceeding or investigation pending against the Stockholder or, to the knowledge of the Stockholder, threatened against the Stockholder that questions the beneficial or record ownership of the Stockholder’s Owned Shares, the validity of this Agreement or the performance by the Stockholder of its obligations under this Agreement.

(g)            The Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of the Stockholder contained herein.

(h)            No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which Acquiror or the Company is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by the Stockholder in his, her or its capacity as a stockholder or, to the knowledge of the Stockholder, on behalf of the Stockholder in his, her or its capacity as a stockholder.

5.              Certain Covenants of the Stockholder. Except in accordance with the terms of this Agreement, the Stockholder hereby covenants and agrees as follows:

(a)            No Solicitation. Subject to Section 6 hereof, prior to the Termination Date, the Stockholder agrees not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or knowingly facilitate any inquiries or requests for information with respect to, or the making of, any inquiry regarding, or any proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (ii) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to any proposal, offer, inquiry or request for information that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (iv) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, option agreement or other similar agreement for or relating to any Acquisition Proposal or (v) resolve or agree to do any of the foregoing. The Stockholder also agrees that immediately following the execution of this Agreement the Stockholder shall, and shall use commercially reasonable efforts to cause its Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the Parties and their respective Representatives) conducted heretofore in connection with an Acquisition Proposal or any inquiry or request for information that could reasonably be expected to lead to, or result in, an Acquisition Proposal. The Stockholder shall promptly (and in any event within one Business Day) notify, in writing, the Company of the receipt of any inquiry, proposal, offer or request for information received after the date hereof that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal.

The Stockholder shall promptly (and in any event within one Business Day) keep the Company reasonably informed of any material developments with respect to any such inquiry, proposal, offer, request for information or Acquisition Proposal (including any material changes thereto).

Notwithstanding anything in this Agreement to the contrary, (i) the Stockholder shall not be responsible for the actions of the Company or its Board of Directors (or any Committee thereof), any Subsidiary of the Company, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (the “Company Related Parties”), including with respect to any of the matters contemplated by this Section 5(a), (ii) the Stockholder makes no representations or warranties with respect to the actions of any of the Company Related Parties, and (iii) any breach by the Company of its obligations under Section 6.07 of the Merger Agreement shall not be considered a breach of this Section 5(a) (it being understood for the avoidance of doubt that the Stockholder shall remain responsible for any breach by the Stockholder or his, her or its Representatives (other than any such Representative that is a Company Related Party) of this Section 5(a)).

(b)            The Stockholder hereby agrees not to, directly or indirectly, (i) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any Contract or option with respect to the Transfer of, any of the Stockholder’s Covered Shares, or (ii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Transfer to an Affiliate of the Stockholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Acquiror, to assume all of the obligations of the Stockholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 5(b) shall not relieve the Stockholder of its obligations under this Agreement. Any Transfer in violation of this Section 5(b) with respect to the Stockholder’s Covered Shares shall be null and void.

(c)            The Stockholder hereby authorizes the Company to maintain a copy of this Agreement at either the executive office or the registered office of the Company.

6.              Further Assurances. From time to time, at Acquiror’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement. The Stockholder further agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action or claim, derivative or otherwise, against Acquiror, Acquiror’s Affiliates, the Sponsor, the Company or any of their respective successors and assigns challenging the transactions contemplated by the Merger Agreement (including the Cash Elections and the Stock Elections) or disputing the allocation of the consideration payable as part of the Merger pursuant to the terms of the Merger Agreement.

7.              Disclosure. The Stockholder hereby authorizes the Company and Acquiror to publish and disclose in any announcement or disclosure required by the SEC the Stockholder’s identity and ownership of the Covered Shares and the nature of the Stockholder’s obligations under this Agreement; provided, that prior to any such publication or disclosure the Company and Acquiror have provided the Stockholder with an opportunity to review and comment upon such announcement or disclosure, which comments the Company and Acquiror will consider in good faith.

8.              Changes in Capital Stock. In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9.              Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by Acquiror, Merger Sub and the Stockholder.

10.            Waiver. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

11.            Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by email (with confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice made pursuant to this Section 11):

if to the Stockholder, to it at:

the address (including email) set forth in the Company’s books and records, or to such other address or to the attention of such other person as such Stockholder has specified by prior written notice to the sending party with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

1901 L Street N.W.

Washington, D.C. 20036

Attn:	Christopher Zochowski
Steve Gavin
Kyle Gann

Facsimile No.: (202) 282-5100

Email:	czochowski@winston.com

sgavin@winston.com

kgann@winston.com

if to Acquiror, to it at:

Flying Eagle Acquisition Corp.

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

Attention: Eli Baker

E-mail:	elibaker@geacq.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, New NY 10020

Attention: Joel Rubinstein
Jonathan Rochwarger
Michael Deyong

Email:	Joel.rubinstein@whitecase.com
Jonathan.rochwarger@whitecase.com
Michael.deyong@whitecase.com

12.            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares of the Stockholder. All rights, ownership and economic benefits of and relating to the Covered Shares of the Stockholder shall remain vested in and belong to the Stockholder, and Acquiror shall have no authority to direct the Stockholder in the voting or disposition of any of the Stockholder’s Covered Shares, except as otherwise provided herein.

13.            Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and thereof.

14.            No Third-Party Beneficiaries. The Stockholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Acquiror in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any Action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto; provided, that the Company shall be an express third party beneficiary with respect to Section 4 and Section 5(b) hereof.

15.            Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a)            This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to conflicts of laws principles or rules to the extent such principles or rules are not mandatorily applicable and would require or permit the application of the Law of any jurisdiction other than the State of Delaware.

(b)            In addition, each of the parties (i) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, and (iv) consents to service of process being made through the notice procedures set forth in Section 11.

(c)            EACH OF THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16.            Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto in whole or in part (whether by operation of Law or otherwise) without the prior written consent of the other party, and any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

17.            Enforcement. The rights and remedies of the parties shall be cumulative with and not exclusive of any other remedy conferred hereby. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including the Stockholder’s obligations to vote its Covered Shares as provided in this Agreement, in the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction over such matter is vested in the federal courts, any state or federal court located in the State of Delaware, without proof of actual damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.

18.            Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

19.            Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that each party need not sign the same counterpart. This Agreement shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

20.            Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

21.            Capacity as a Stockholder. Notwithstanding anything herein to the contrary, the Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Stockholder or any Affiliate, employee or designee of the Stockholder or any of their respective Affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other Person.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

/s/ Andrew Paradise
Name: Andrew Paradise
Title: CEO

Subject Shares:

92,251,406	shares of Class A Common Stock

13,279,768	shares of Class B Common Stock

95,254	shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

6,497	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

/s/ Casey Chafkin
Name: Casey Chafkin

Subject Shares:

shares of Class A Common Stock

15,768,498	shares of Class B Common Stock

69,818	shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

WESTCAP SKILLZ 2020 CO-INVEST, LLC

By: WestCap Management, LLC, its Managing Member

/s/ Laurence A. Tosi
Name: Laurence A. Tosi
Title: Managing Partner

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

220,775	shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

938,360	shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

465,723	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

WESTCAP SKILLZ 2020-A, LLC

By: WestCap Strategic Operator Fund, L.P., its Managing Member

By: WestCap Strategic Operator Fund GP, Limited, its Managing Member

/s/ Laurence A. Tosi
Name: Laurence A. Tosi
Title: Managing Partner

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

323,656	shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

140,418	shares of Series B Preferred Stock

shares of Series C Preferred Stock

184,108	shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

465,723	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

WESTCAP SKILLZ, LLC

By: WestCap Management, LLC, its Managing Member

/s/ Laurence A. Tosi
Name: Laurence A. Tosi
Title: Managing Partner

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

1,555,249	shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

Bryn Mawr Trust Company of Delaware, as
Trustee of The Andrew Paradise Dynasty Trust
Agreement

/s/ Robert Eaddy
Name: Robert Eaddy
Title: President, BMTCDE

Subject Shares:

2,036,025	shares of Class A Common Stock

shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

Bryn Mawr Trust Company of Delaware, as
Trustee of The Jeremy Paradise Dynasty Trust
Agreement

/s/ Robert Eaddy
Name: Robert Eaddy
Title: President, BMTCDE

Subject Shares:

shares of Class A Common Stock

3,006,620	shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

ATLAS VENTURE FUND IX, L.P.
By: Atlas Venture Associates IX, L.P., its General Partner
By: Atlas Venture Associates IX, LLC, its General Partner

/s/ Frank Castellucci
Name: Frank Castellucci
Title: General Counsel & Secretary

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

2,164,947	shares of Series A Preferred Stock

1,655,629	shares of Series A-1 Preferred Stock

1,360,623	shares of Series B Preferred Stock

437,860	shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

ATLAS VENTURE FUND VIII, L.P.
By: Atlas Venture Associates VIII, L.P., its General Partner
By: Atlas Venture Associates VIII, LLC, its General Partner

/s/ Frank Castellucci
Name: Frank Castellucci
Title: General Counsel & Secretary

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

444,792	shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

BONDERMAN FAMILY LIMITED PARTNERSHIP

By: Bond Management GP, LLC, its general partner

/s/ Clive Bode
Name: Clive Bode
Title: President

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

1,755,007	shares of Series B Preferred Stock

492,593	shares of Series C Preferred Stock

1,841,078	shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

62,097	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

TELSTRA VENTURES FUND II, L.P.

/s/ Tom Chamberlain
Name: Tom Chamberlain
Title: Director

Subject Shares:

345,819	shares of Class A Common Stock

shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

18,944,260	shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

1,064,460	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

TELSTRA VENTURES FUND II SIDECAR, L.P.

/s/ Tom Chamberlain
Name: Tom Chamberlain
Title: Director

Subject Shares:

78,971	shares of Class A Common Stock

shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

23,691	shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

/s/ Christopher S. Gaffney
Name: Christopher S. Gaffney
Title: Manager – UBMB

Subject Shares:

shares of Class A Common Stock

shares of Class B Common Stock

1,337,400	shares of Series A Preferred Stock

331,125	shares of Series A-1 Preferred Stock

394,383	shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

STOCKHOLDER

/s/ Kent Wakeford
Name: Kent Wakeford

Subject Shares:

shares of Class A Common Stock

3,011,090	shares of Class B Common Stock

shares of Series A Preferred Stock

shares of Series A-1 Preferred Stock

shares of Series B Preferred Stock

shares of Series C Preferred Stock

shares of Series D Preferred Stock

shares of Series D-1 Preferred Stock

shares of Series E Preferred Stock

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

FLYING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: President

FEAC MERGER SUB, INC.

By:	/s/ Eli Baker
Name: Eli Baker
Title: President